Supplement to MainSail Prospectus
        Supplement dated February 23, 2007 to
      Prospectus dated May 1, 1998 as supplemented

In the Supplement dated January 17, 2007, Footnote 1 to the Portfolio Operating Expenses Table inaccurately described the ING Global Resources Portfolio - Class S as being available only to those investors who had been continuously invested since April 28, 2005. The ING Global Resources Portfolio - Class S is available to all contract owners.